SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 20, 2003

(Date of earliest event reported)

LANDAMERICA FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia (State or Other Jurisdiction of Incorporation)	1-13990 (Commission File Number)	54-1589611 (IRS Employer Identification No.)

101 Gateway Centre Parkway Richmond, Virginia (Address of Principal Executive Offices)	23235-5153 (Zip Code)

Registrant’s telephone number, including area code: (804) 267-8000

___________________________________________________________

(Former name or former address, if changed since last report)

Item 5.

Other Events and Regulation FD Information.

On November 20, 2003, LandAmerica Financial Group, Inc. issued a press release pursuant to Rule 135c announcing the pricing of its private placement of convertible debentures.  The press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits.

The following exhibit is filed as part of this report:

Exhibit No.

Description

99.1

Press Release dated November 20, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDAMERICA FINANCIAL GROUP, INC.

(Registrant)

Date:  November 20, 2003

By:

/s/ G. William Evans

G. William Evans

Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Exhibit Description

99.1

Press Release dated November 20, 2003.